Exhibit 10.4
WAIVER AGREEMENT
This WAIVER AGREEMENT (“Agreement”) dated as of May 7, 2010, but effective as of March 31, 2010 (the “Effective Date”) is among Willbros United States Holdings, Inc., a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the undersigned Lenders (as defined below), and Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent for the Lenders (the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to the Credit Agreement dated as of November 20, 2007 among the Borrower, the Guarantors, the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent (as amended on or before the date hereof, the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein).
WHEREAS, the Borrower, the Majority Lenders and the Administrative Agent wish to, subject to the terms and conditions of this Agreement, provide for a waiver of certain requirements under the Credit Agreement.
AGREEMENTS
NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Waiver. The Borrower hereby acknowledges the existence of a Default as a result of the Borrower’s failure to comply with Section 6.17 of the Credit Agreement for the fiscal quarter ended March 31, 2010 (such Default shall be referred to herein as the “Existing Default”). The Majority Lenders hereby agree, subject to the terms of this Agreement and satisfaction of the conditions precedent set forth below, (a) to waive the Existing Default and (b) that the Existing Default shall not constitute a Default or Event of Default under the Credit Agreement or the other Loan Documents. The foregoing waiver by the Majority Lenders is limited to the Existing Default and shall not be construed to be a waiver of the Borrower’s noncompliance with any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents or as a waiver of any other present or future Default or Event of Default. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.
Section 2. Effectiveness. This Agreement and the waiver set forth in Section 1 above shall be effective as of the Effective Date, but only upon the satisfaction of the following conditions precedent:
(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Majority Lenders.

(b) No Default, other than the Existing Default, shall have occurred and be continuing as of the Effective Date.
(c) The representations and warranties in this Agreement shall be true and correct in all material respects.
Section 3. Representations and Warranties. Each Loan Party represents and warrants that (a) except for the representations and warranties which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all respects as of the Effective Date as if made on and as of such date; (b) the execution, delivery and performance of this Agreement are within the power and authority of each Loan Party and have been duly authorized by appropriate action and proceedings; (c) this Agreement constitutes a legal, valid, and binding obligation of each Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (d) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (e) other than the Existing Default, no Default or Event of Default has occurred and is continuing.
Section 4. Reaffirmation of Guaranty and Liens.
(a) Each Guarantor (i) has consented and agreed to the Credit Agreement, as amended hereby, (ii) has reviewed this Agreement, (iii) waives any defense arising by reason of any disability, lack of organizational authority or power, or other defense of the Borrower or any other guarantor of the Obligations, and (iv) agrees that according to and subject to its terms the guaranty by such Guarantors, as amended hereby, will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of the Article VIII of the Credit Agreement.
(b) The Loan Parties (i) are party to certain Security Documents securing and supporting the Obligations, (ii) have reviewed this Agreement, (iii) waive any defense arising by reason of any disability, lack of organizational authority or power, or other defense of such Loan Party, and agrees that according to their terms the Security Documents to which the applicable Loan Party is a party will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iv) acknowledge, represent, and warrant that the liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Permitted Liens as amended herein.
Section 5. Effect on Loan Documents; Acknowledgments.
(a) Except for the waiver of the Existing Default granted herein, the Credit Agreement (including the guaranty set forth in Article VIII thereof) and the other Loan Documents, as heretofore amended, remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.
(c) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.
Section 7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic transmission of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
Section 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 11. Entire Agreement. This Agreement, the Credit Agreement, as modified by this Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the Effective Date.

BORROWER: WILLBROS UNITED STATES HOLDINGS, INC.
By:	/s/ Peter Brink
Peter Brink
Vice President, Corporate Development and Treasurer

GUARANTORS:

WILLBROS GROUP, INC.
INTEGRATED SERVICE COMPANY LLC
INTEGRATED SERVICE COMPANY OF OKLAHOMA INC.
CONSTRUCTION & TURNAROUND SERVICES, L.L.C.
CONSTRUCTION & TURNAROUND SERVICES OF CALIFORNIA, INC.
WILLBROS ENGINEERS (U.S.), LLC
(f/k/a Willbros Engineers, Inc.).
WILLBROS GOVERNMENT SERVICES (U.S.), LLC
(f/k/a Willbros Government Services, Inc.)
WILLBROS GOVERNMENT HOLDINGS (U.S.), LLC
WILLBROS PROJECT SERVICES (U.S.), LLC
(f/k/a Willbros Project Services, Inc.)
WILLBROS REFINERY AND MAINTENANCE SERVICES (U.S.), LLC
WILLBROS CONSTRUCTION (U.S.), LLC
(f/k/a Willbros RPI, Inc.)
WINK ENGINEERING, LLC
(f/k/a Wink Companies, LLC)

By:	/s/ Peter Brink
	Name:	Peter Brink
	Title:	Vice President, Treasurer
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

ADMINISTRATIVE AGENT: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

LENDERS: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

UBS LOAN FINANCE LLC as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Osta
	Name:	Irja R. Osta
	Title:	Associate Director
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

NATIXIS as a Lender
By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Director

By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Senior Managing Director
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

AMEGY BANK N.A. as a Lender
By:	/s/ C. Ross Bartley
	Name:	C. Ross Bartley
	Title:	Senior Vice President
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

BANK OF TEXAS, N.A. as a Lender
By:
Name:
Title:
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.

THE BANK OF NOVA SCOTIA as a Lender
By:	/s/ J. Frazell
	Name:	J. Frazell
	Title:	Director
Signature Page to Waiver Agreement
Willbros United States Holdings, Inc.